                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2006

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

 ----------------------------- --------------------------- ---------------------
           Delaware                     0-22055                  11-3223672
 ----------------------------- --------------------------- ---------------------
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)
 ----------------------------- --------------------------- ---------------------


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;

         The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT;

         On December 28, 2006, Amedia Networks, Inc. (the "Company") obtained additional short-term working capital loans (hereinafter, the "Additional Loans"; and together with the previously reported loans obtained pursuant to the Offer as hereinafter defined, the "Loans") in the gross amount of approximately $395,400 from a certain previous investor in the Company. The Offer expired on December 31, 2006. The Company has received Loans in the gross amount of approximately $1.45 million pursuant to the Offer.

         The Company disclosed in its current report on Form 8-K filed on October 24, 2006 (the "October 2006 8-K"), that it made an offer (the "Offer") to the purchasers of its Series A 7% Convertible Preferred Stock issued in August 2004 and its Series B 8% Convertible Preferred Stock issued in April-May 2005, and that loans in the aggregate principal amount of approximately $600,000 were advanced to the Company pursuant to the Offer. As disclosed in the October 2006 8-K, additional Loans could be made after the initial closing date of the Loans reported in the October 2006 8-K. Subsequent to the initial Loans disclosed in the October 2006 8-K, the Company obtained in November and December 2006, pursuant to the terms of the Offer, Loans in the gross amount of approximately $450,000. The Additional Loans were made pursuant to the terms of the Offer.

         The Additional Loans are evidenced by the Company's promissory notes containing terms identified in the Company's October 2006 8-K. The Additional Loans were in all material respects and conditions identical to those disclosed in the October 2006 8-K.


         The notes representing the Additional Loans have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The Company believes that the issuance of the foregoing securities was exempt from registration under Section 4(2) of the Act as transactions not involving a public offering.

         The foregoing description is qualified in its entirety by the Offer document attached as exhibits to the October 2006 8-K and incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DATED: JANUARY 5, 2007

                                           /s/ Frank Galuppo
                                        --------------------------------------
                                          FRANK GALUPPO
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER